UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 11, 2008
Date of report (Date of earliest event reported)
ADVANCED BIOENERGY, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250 Minneapolis, Minnesota	55305

(Address of principal executive offices)	(Zip Code)
Telephone Number: (763) 226-2701

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On January 11, 2008, Advanced BioEnergy, LLC (the “Company”) published and sent a member newsletter to its unitholders. The text of the newsletter is attached as Exhibit 99 and is incorporated herein by reference.
     The information in this current report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99 Member Newsletter dated January 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2008	ADVANCED BIOENERGY, LLC
	By	/s/ Revis L. Stephenson III
Revis L. Stephenson III
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

99	Member Newsletter dated January 2008	Filed Electronically